UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  October 16, 2007

Meta Financial Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-22140	42-1406262
(State or other jurisdiction of	(Commission File	(IRS Employer
incorporation)	Number)	Identification No.)

121 East Fifth Street, Storm Lake, IA 50588
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (712) 732-4117

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Section 5 — Corporate Governance and Management

Item 5.02(b) and (c) Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 16, 2007, Meta Financial Group, Inc. (“Meta”) announced the resignation of Jonathan M. Gaiser, Senior Vice President, Secretary, Treasurer and Chief Financial Officer.

Mr. David W. Leedom, age 52, was appointed Meta’s Acting Chief Financial Officer effective October 16, 2007.

Mr. Leedom brings over 22 years of experience in the banking and financial services industry to the company.  He previously served as Executive Vice President for Bankfirst prior to joining Meta in January 2007.

The press release describing the events discussed above is incorporated by reference herein.

SIGNATURE

                Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

META FINANCIAL GROUP, INC.

By:	/s/ J. Tyler Haahr
J. Tyler Haahr
President and Chief Executive Officer

Dated:  October 16, 2007

Exhibit Index

Exhibit
Number	Description of Exhibit

99.1	Registrant’s Press Release dated October 16, 2007.